                                                                    EXHIBIT  3.3
                                   [ANNOTATED]


                                ****************

                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                                 TERADYNE, INC.

                  (Amended and Restated as of January 28, 1997)

                                ****************


                                    ARTICLE I
                                    ---------
                      Name, Location, Seal and Fiscal Year
                      ------------------------------------

1.       Name.  The name of the corporation is Teradyne, Inc.
         -----
2.       Location.   The corporation may have an office and transact business in
         ---------
Boston, Massachusetts, and at such other place or places as the Board of Directors or stockholders may appoint.

3.       Seal.   The  seal  of  the  corporation  shall  bear the  name  of  the
         -----
corporation, the word Massachusetts, the year of incorporation and such other device or inscription as the Board of Directors may determine. The form of the seal may be changed by the Board of Directors.

4.       Fiscal Year.   The  fiscal  year  of  the  corporation   shall,  unless
         ------------
otherwise determined by the Board of Directors, begin on January 1 and end on December 31.
                                   ARTICLE II
                                   ----------
                                  Stockholders
                                  ------------

1.       Annual Meeting.  The annual meeting of stockholders shall be held on
         ---------------
such date and at such time and place (within the United States) as may be fixed by the Board of Directors from time to time. The purposes for which the annual meeting is to be held, in addition to those prescribed by law, the Articles of Organization or these By-Laws, may be specified by the Directors, the Chief Executive Officer or the President. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu thereof, and any action taken at such meeting shall have the same effect as if taken at the annual meeting.
         Except as provided in Article III, Section 2, the only business which may be conducted at any such meeting of the stockholders shall (a) have been specified in the written notice of meeting (or any supplement thereto) given by or at the direction of the Directors, the Chief Executive Officer or the President, (b) have otherwise been properly brought before the meeting by or at the direction of the Directors, the Chief Executive Officer or the President, or
(c) have otherwise been properly brought before the meeting by or on behalf of any stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote thereat. In addition to any other applicable requirements, for business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Clerk of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than fifty (50) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Clerk shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of the corporation held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice by the stockholder, and (iv) all other information which would be required to be included in a proxy statement filed with the Securities and Exchange Commission if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Proxy Rules").
         Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article II, provided, however, that nothing in this Article II shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting.
         The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, and if he should so determine, he shall so declare to the meeting and that business shall be disregarded. [Section 1 restated March 13, 1991 and May 23, 1996.]

2.       Special Meetings.   Special meetings of  stockholders  may be called by
         -----------------
the Chief Executive Officer, the President or by the Directors. A special meeting shall be called by the Clerk, or in case of the death, absence, incapacity or refusal of the Clerk, by any other officer, upon written application of one or more stockholders who hold at least 66-2/3% in interest of the capital stock entitled to vote at a meeting (or such lesser percentage in interest as shall be the maximum percentage permitted under Massachusetts law). The call for the meeting shall state the date, hour and place and the purposes of the meeting. [Section 2 restated September 14, 1989 and May 23, 1996.]

3.       Place of Meetings.    All meetings of stockholders shall be held at the
         ------------------
corporation unless a different place (within the United States) is fixed by the Directors, the Chief Executive Officer or the President and stated in the notice of the meeting. [Section 3 restated May 23, 1996.]

4.       Notice  of  Meetings.   A  written    notice  of   every   meeting   of
         ---------------------
stockholders, stating the place, date and hour thereof, and the purpose for which the meeting is to be held, shall be given by the Clerk or by the person calling the meeting at least ten days before the meeting or such longer period as required by law to each stockholder entitled to vote thereat and to each stockholder who by law, the Articles of Organization or these By-Laws is entitled to such notice, by leaving such notice with him or at his residence or usual place of business, or by mailing it postage prepaid and addressed to such stockholder at his address as it appears upon the books of the corporation. No notice need be given to any stockholder if a written waiver of notice, executed before or after the meeting by the stockholder or his attorney thereunto authorized, is filed with the records of the meeting.

5.       Quorum.  The  holders of a  majority in interest of  all stock  issued,
         -------
outstanding and entitled to vote at a meeting shall constitute a quorum, but a lesser number may adjourn any meeting from time to time without further notice; except that if two or more classes of stock are outstanding and entitled to vote as separate classes, then in the case of each such class a quorum shall consist of the holders of a majority in interest of the stock of that class issued, outstanding and entitled to vote.

6.       Voting and Proxies.   Each   stockholder   shall have one vote for each
         -------------------
share of stock entitled to vote held by him of record according to the records of the corporation unless otherwise provided by the Articles of Organization. Stockholders may vote in person or by written proxy. Proxies shall be filed with the Clerk of the meeting, or of any adjournment thereof, before being voted. No proxy dated more than six months before the meeting named therein shall be valid and no proxy shall be valid after the final adjournment of such meeting. Notwithstanding the provisions of the preceding sentence, a proxy coupled with an interest sufficient in law to support an irrevocable power, including, without limitation, an interest in shares or in the corporation generally, may be made irrevocable if it so provides, need not specify the meeting to which it relates, and shall be valid and enforceable until the interest terminates, or for such shorter period as may be specified in the proxy. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

7.       Action at  Meeting.   When a quorum  is  present,  the   holders  of  a
         -------------------
majority of the stock present or represented and voting on a matter, (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter) except where a larger vote is required by law, the Articles of Organization or these By-Laws, shall decide any matter to be voted on by the stockholders. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election. The corporation shall not directly or indirectly vote any share of its stock.

8.       Procedure  for Meeting.   The Clerk,  who may call on  any  officer  or
         -----------------------
officers of the corporation for assistance, shall make all necessary and appropriate arrangements for the meetings of the stockholders, receive all proxies, and ascertain and report by certificate to each meeting of the stockholders the number of shares present in person or by proxy and entitled to vote at such meeting. In the absence of the Clerk, an Assistant Clerk shall perform said duties. The certificate of the Clerk or an Assistant Clerk as to the regularity of such proxies and as to the number of shares present in person or by proxy and entitled to vote at such meeting shall be received as prima facie evidence of the number of shares which are present in person and by proxy and entitled to vote, for the purpose of establishing the presence of a quorum at such meeting, for the purpose of organizing such meeting, and for all other purposes.

9.       Inspectors.   At each meeting of  the  stockholders,  (i)  the  proxies
         -----------
shall be received and taken in charge by three inspectors, (ii) where voting is to be by ballot on any question, the polls shall be opened and closed and the ballots shall be taken in charge by such inspectors, and (iii) all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by such three inspectors or a majority thereof. Such inspectors may be appointed by the Board of Directors before such meeting, or, if no such appointment shall have been made, then by the presiding officer at such meeting. In the event for any reason any of the inspectors previously appointed shall fail to attend such meeting, or being present will not or cannot act in such capacity, then an inspector or inspectors in place of such inspector or inspectors failing to attend or not acting shall be appointed by the presiding officer.

                                   ARTICLE III
                                   -----------
                                    Directors
                                    ---------

1.       Powers.   The business of  the corporation shall be  managed by a Board
         -------
of Directors who may exercise all the powers of the corporation except as otherwise provided by law, by the Articles of Organization or by these By-Laws. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

2.       Nomination and Election.   The Board of Directors  shall consist of not
         ------------------------
less than three (3) nor more than fifteen (15) persons. The number of the Board of Directors for each year shall be fixed by vote of a majority of the Directors then in office. The Board of Directors shall be classified with respect to the time for which they severally hold office, as provided in Section 50A of Chapter 156B of the Massachusetts General Laws, into three classes, as nearly equal in number as possible, the term of office of those of the first class ("Class I Directors") to continue until the 1990 annual meeting of stockholders and until their successors are duly elected and qualified, the term of office of those of the second class ("Class II Directors") to continue until the 1991 annual meeting of stockholders and until their successors are duly elected and qualified, and the term of those of the third class ("Class III Directors") to continue until the 1992 annual meeting of stockholders and until their successors are duly elected and qualified. At each annual meeting of stockholders the successors to the class of Directors whose term expires at the meeting shall be elected to hold office for a term continuing until the annual meeting of stockholders held in the third year following the year of their election and until their successors shall have been duly elected and qualified.
         Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors at the annual meeting may be made at the annual meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Article III. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Clerk of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than fifty (50) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice of prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Clerk shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the citizenship of the person, (iv) the class and number of shares of capital stock of the corporation which are beneficially owned by the person, and (v) any other information relating to the person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Proxy Rules; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and as of the date of such notice, (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder, (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the Proxy Rules and (vi) the consent of each nominee to serve as a Director of the corporation if so elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as Director. No person shall be eligible for election as a Director unless nominated in accordance with the procedures set forth herein. Any Director who attains 72 years of age shall immediately retire from his or her position as a Director of the Corporation, provided that this limitation shall not apply to any Director serving on January 28, 1997. [Section 2 restated January 28, 1997.]

3.       Vacancies.   Vacancies  and   newly  created   directorships,   whether
         ----------
resulting from an increase in the size of the Board of Directors, from the death, resignation, disqualification or removal of a Director or otherwise, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred or the new directorship was created and until such Director's successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director. [Section 3 restated March 13, 1991.]

4.       Enlargement of the Board.  The number of the Board of Directors may be
         -------------------------
increased and one or more additional Directors elected by vote of a majority of the Directors then in office. [Section 4 restated March 13, 1991.]

5.       Resignation.   Any   Director  may  resign by  delivering  his  written
         ------------
resignation to the corporation at its principal office or to the Chief Executive Officer, President, Clerk or Assistant Clerk. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happeningof some other event. [Section 5 restated March 13, 1991 and May 23, 1996.]

6.       Removal.   Any  Director  may be removed from office only (a) for cause
         --------
as defined in Section 50A of Chapter 156B of the Massachusetts General Laws and by the affirmative vote of a majority of the shares of the corporation outstanding and entitled to vote in the election of Directors or (b) for cause by vote of a majority of the Directors then in office.

7.        Meetings.  Regular  meetings of the Directors may be held without call
          ---------
or notice at such places and at such times as the Directors may from time to time determine, provided that any Director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Directors may be held without a call or notice at the same place as the annual meeting of stockholders, or the special meeting held in lieu thereof, following such meeting of stockholders.
         Special meetings of the Directors may be held at any time and place designated in a call by the Chief Executive Officer, President, Treasurer or two or more Directors. [Section 7 restated May 23, 1996.]

8.       Notice of Meetings.   Notice  of  all special meetings of the Directors
         -------------------
shall be given to each Director by the Clerk or Assistant Clerk, or in the case of the death, absence, incapacity or refusal of such persons, by the officer or one of the Directors calling the meeting. Notice shall be given to each Director in person or by telephone or by telegram sent to his business or home address at least forty-eight hours in advance of the meeting or by written notice mailed to his business or home address at least seventy-two hours in advance of the meeting. Notice need not be given to any Director if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice of a Directors' meeting need not specify the purposes of the meeting.

9.       Quorum. At any meeting of the Directors,  a majority of the Directors
         -------
then inoffice shall constitute a quorum. Less than a quorum may adjourn any meeting from time to time without further notice.

10.      Action at  Meeting.   At  any  meeting  of  the  Directors  at  which a
         -------------------
quorum is present, the vote of a majority of those present, unless a different vote is specified by law, the Articles of Organization or these By-Laws, shall be sufficient to decide such matter.

11.      Action by  Consent.    Any  action  by  the  Directors  may   be  taken
         -------------------
without a meeting if a written consent thereto is signed by all of the Directors and filed with the records of the Directors' meetings. Such consents shall be treated as a vote of the Directors for all purposes.

12.      Committees.  The Directors may, by vote of a majority of the  Directors
         -----------
then in office, elect from their number an executive or other committees and may by like vote delegate thereto some or all of their powers except those which by law, the Articles of Organization or these By-Laws they are prohibited from delegating. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these By-Laws for the Directors.

                                   ARTICLE IV
                                   ----------
                                    Officers
                                    --------

1.       Enumeration.    The  officers  of  the  corporation  shall consist of a
         ------------
President, a Treasurer, a Clerk, and such other officers, including a Chief Executive, one or more Vice-Presidents, Assistant Treasurers, Assistant Clerks and Secretary as the Directors may determine. [Section 1 restated May 23, 1996.]

2.       Election.  The President, Treasurer and Clerk shall be elected annually
         ---------
by the Directors at their first meeting following the annual meeting of stockholders. Other officers may be chosen by the Directors at such meeting or at any other meeting.

3.       Qualification.  The  President ( and if so appointed  by  the Board of
         --------------
Directors, the Chief Executive Officer) may, but need not, be a Director. No officer need be a stockholder. Any one or more officers may be required by the Directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the Directors may determine. [Section 3 restated May 23, 1996.]

4.       Tenure.  Except as otherwise provided by law, the Articles of
         -------
Organization or these By-Laws, the President, Treasurer and Clerk shall each hold office until the first meeting of the Directors following the annual meeting of stockholders and thereafter until a successor is chosen and qualified; and all other officers shall hold office until the first meeting of the Directors following the annual meeting of stockholders, unless a shorter term is specified in the vote choosing or appointing them. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President, Clerk or Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

5.       Removal.  The Directors may remove any officer with or without cause by
         --------
vote of a majority of the entire number of Directors then in office; provided, that an officer may be removed for cause only after a reasonable notice and opportunity to be heard by the Board of Directors prior to action thereof.

6.       President,  Chief Executive Officer and Vice-President.   If   a  Chief
         -------------------------------------------------------
Executive Officer has been appointed by the Board of Directors, he shall be the chief executive officer of the corporation and shall, subject to the direction of the Directors, have general supervision and control of its business. If the Board of Directors has not appointed a Chief Executive Officer, the President shall be the chief executive officer of the corporation and shall, subject to the direction of the Directors, have general supervision and control of its business. Unless otherwise provided by the Directors, the President ( or if at any time there exists a Chief Executive Officer, the Chief Executive Officer) shall preside, when present, at all meetings of stockholders and of the Directors. [Section 6 restated May 23, 1996.]
         Any Vice-President (and the President, if at any time there is a Chief Executive Officer) shall have such powers as the Directors may from time to time designate.

7.       Treasurer and Assistant Treasurers.   The  Treasurer  shall, subject to
         -----------------------------------
the direction of the Directors, have general charge of the financial affairs of the corporation and shall cause to be kept accurate books of account. He shall have custody of all funds, securities, and valuable documents of the corporation, except as the Directors may otherwise provide.

        Any Assistant Treasurer shall have such powers as the Directors may from time to time designate.

8.       Clerk and Assistant Clerks.   The  Clerk  shall  keep  a  record of the
         ---------------------------
meetings of stockholders. Unless a Transfer Agent is appointed, the Clerk shall keep or cause to be kept in Massachusetts, at the principal office of the corporation, the stock and transfer records of the corporation, in which are contained the names and the record addresses of all stockholders and the amount of stock held by each.

         The Clerk shall keep a record of the meetings of the Directors.

         Any Assistant Clerk shall have such powers as the Directors may from time to time designate. In the absence of the Clerk from any meeting of stockholders, an Assistant Clerk if one be elected, and otherwise a Temporary Clerk designated by the person presiding at the meeting, shall perform the duties of the Clerk.

9.       Other  Powers  and  Duties.   Each   officer   shall,  subject to these
         ---------------------------
By-Laws, have in addition to the duties and powers specifically set forth in these By-Laws, such duties and powers as are customarily incident to his office, and such duties and powers as the Directors may from time to time designate.

                                    ARTICLE V
                                    ---------
                                  Capital Stock
                                  -------------

1.       Issuance of Stock.   The  Board  of  Directors  shall have the power to
         ------------------
issue from time to time shares of the capital stock of the corporation for such consideration, in such installments, and upon such terms as the Directors may determine in accordance with the law, the Articles of Organization or these By-Laws.

2.       Certificates  of Stock.   Each   stockholder  shall  be  entitled to  a
         -----------------------
certificate of the capital stock of the corporation in such form as may be prescribed from time to time by the Directors. The certificate shall be signed by the Chief Executive Officer, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, but when a certificate is countersigned by a Transfer Agent or a Registrar other than a Director, officer or employee of the corporation, such signatures may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the time of its issue.
         Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Organization, these By-Laws or any agreement to which the corporation is a party, shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

3.       Transfers.   Subject to the restrictions,  if  any,  stated or noted on
         ----------
the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its Transfer Agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, and with such proof of the authenticity of signature as the corporation or its Transfer Agent may reasonably require. Except as may be otherwise required by law, the Articles of Organization or these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereof, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.
         It shall be the duty of each stockholder to notify the corporation or its Transfer Agent of his post office address.

4.       Transfer  Agent and  Registrar.   The   Directors   shall have power to
         -------------------------------
appoint one or more Transfer Agents and Registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more of such Transfer Agents and Registrars. The resolutions adopted by the Board of Directors, appointing and conferring the powers, rights, duties and obligations of the Transfer Agent or Registrar, or both, shall allocate and delimit the power to make original issue and transfer of the capital stock of the corporation, shall specify whether stockholders shall give notice of changes of their addresses to the Transfer Agent or the Registrar, and shall allocate and impose the duty of maintaining the original stock ledgers or transfer books, or both, of the corporation, and of disclosing the names of the stockholders, the number of shares held by each, by kinds and classes, and the address of each stockholder as it appears upon the records of the corporation. Stockholders shall be responsible for notifying the Transfer Agent or Registrar, as the case may be, in writing, of any changes in their addresses from time to time, and failure so to do will relieve the corporation, its stockholders, officers, Directors, Transfer Agent and Registrar, of liability for failure to direct notices, dividends, or other documents or property to an address other than the one appearing upon the records of the Transfer Agent or Registrar, as the case may be, who is the agent specified in such a resolution as the agent to receive notices of changes of address.

5.       Lost, Stolen or Destroyed Certificates.   The  corporation  may issue a
         ---------------------------------------
new certificate for shares of stock in the place of any certificate theretofore issued and alleged to have been lost, stolen or destroyed, but the Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his legal representative, to furnish affidavit as to such loss, theft or destruction, and to give a bond in such form and substance, and with such surety or sureties, with fixed or open penalty, as it may direct, to indemnify the corporation and the Transfer Agent or Registrar against any claim that may be made on account of the alleged loss, theft or destruction of such certificate.

6.       Record  Date.   The  Directors  may  fix  in advance a time of not more
         -------------
than sixty days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or the making of any distribution to stockholders, or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, or the right to receive such dividend or distribution or the right to give such consent or dissent. In such case only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date. Without fixing such record date the Directors may for any of such purposes close the transfer books for all or any part of such period.

7.       Reacquisition of Stock.   Shares  of stock previously issued which have
         -----------------------
been reacquired by the corporation, may be restored to the status of authorized Articles of Organization. but unissued shares by vote of the Board of Directors ,without amendment of the Articles of Organization.

                                   ARTICLE VI
                                   ----------

                      Protection of Directors and Officers
                      ------------------------------------

1.       Contracts and Transactions  with Interested  Directors and Officers.
         --------------------------------------------------------------------

         If the corporation enters into contracts or other transactions with one or more of its Directors and officers or with any corporation, partnership, association, trust, or other organization with which any of its Directors or officers are directly or indirectly connected, such contracts or transactions shall not be invalidated or in any way affected by the fact that any such Director or officer has or may have any interest therein which is or might be adverse to the interests of the corporation, even though the vote or votes of the Director or Directors having such interest shall have been necessary to obligate the corporation under or in such contract or transaction, nor shall any such Director or officer, corporation, partnership, association, trust or other organization be liable to account to this corporation for any profit realized by him or such corporation, partnership, association, or trust or other organization from or through any such transaction or contract by reason of the fact that he or such corporation, partnership, association, trust or other organization with which such Director or officer is directly or indirectly connected was interested in such transaction or contract; provided, however, that in every such case the fact of such interest and all material matters concerning same shall be disclosed to other Directors or stockholders authorizing such contract or transaction.

2.       Indemnification.   (a)  Each   Director,   officer,  employee and other
         ----------------
agent of the corporation, and any person who, at the request of the corporation, serves as a director, officer, employee or other agent of another organization in which the corporation directly or indirectly owns shares or of which it is a creditor shall be indemnified by the corporation against any cost, expense (including attorneys' fees), judgment, liability and/or amount paid in settlement reasonably incurred by or imposed upon him in connection with any action, suit or proceeding (including any proceeding before any administrative or legislative body or agency), which he may be made a party to or otherwise involved with or with which he shall be threatened, by reason of his being, or related to his status as, a Director, officer, employee or other agent of the corporation or of any other organization in which the corporation directly or indirectly owns shares or of which the corporation is a creditor, which other organization he serves or has served as director, officer, employee or other agent at the request of the corporation (whether or not he continues to be an officer, Director, employee or other agent of the corporation or such other organization at the time such action, suit or proceeding is brought or threatened), unless such indemnification is prohibited by the Business Corporation Law of the Commonwealth of Massachusetts. The foregoing right of indemnification shall be in addition to any rights to which any such person may otherwise be entitled and shall inure to the benefit of the executors or administrators of each such person. The corporation may pay the expenses incurred by any such person in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit, or proceeding, upon receipt of an undertaking by such person to repay such payment if it is determined that such person is not entitled to indemnification hereunder. This section shall be subject to amendment or repeal only by action of the stockholders.
         (b) The Board of Directors may, without stockholder approval, authorize the corporation to enter into agreements, including any amendments or modifications thereto, with any of its Directors, officers or other persons described in paragraph (a) above providing for indemnification of such persons to the maximum extent permitted under applicable law and the corporation's Articles of Organization and By-Laws. [Section 2(b) added May 8, 1987.]

                                   ARTICLE VII
                                   -----------

                            Miscellaneous Provisions
                            ------------------------

1.       Execution of Instruments.   All deeds, leases, transactions, contracts,
         -------------------------
bonds, notes and other obligations authorized to be executed by an officer of the corporation in its behalf shall be signed by the Chief Executive Officer, the President or the Treasurer except as the Directors may generally or in particular cases otherwise determine. [Section 1 restated May 23, 1996.]

2.       Voting  of  Securities.   Except   as   the   Directors  may  otherwise
         -----------------------
designate, the Chief Executive Officer, the President or Treasurer may waive notice of, and appoint any person or persons to act as proxy or attorney in fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.
[Section 2 restated May 23, 1996.]

3.       Corporate Records.  The  original,  or attested copies, of the Articles
         ------------------
of Organization, By-Laws and records of all meetings of the incorporators and stockholders, and the stock and transfer records, which shall contain the names of all stockholders and the record address and the amount of stock held by each, shall be kept in Massachusetts at the principal office of the corporation, or at an office of its Transfer Agent or of the Clerk. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times to the inspection of any stockholder for any proper purpose but not to secure a list of stockholders for the purpose of selling said list or copies thereof or of using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

4.        Articles of Organization.   All  references  in  these  By-Laws to the
          -------------------------
Articles  of  Organization   shall  be  deemed  to  refer  to  the  Articles  of
Organization of the corporation, as amended and in effect from time to time.

5.        Amendments.   These  By-Laws may be amended or repealed in whole or in
          -----------
part at any annual or special meeting of the stockholders by a vote of a majority of the stock present and entitled to vote, provided notice of the proposed amendment or repeal shall have been given in the notice of such meeting. In addition, the Directors may amend or repeal these By-Laws in whole or in part, except with respect to any provision thereof which by law, the Articles of Organization or these By-Laws requires action by the stockholders. Any By-Law adopted by the Directors may be amended or repealed by the stockholders in the manner hereinabove in this Article set forth. Not later than the time of giving notice of the meeting of stockholders next following the amending or repealing by the Directors of any By-Law, notice thereof stating the substance of such change shall be given to all stockholders entitled to vote on amending these By-Laws. [Section 5 restated March 13, 1991.]

6. The provisions of Chapter 110D of the Massachusetts General Laws as in effect from time to time shall not apply to control share acquisitions of the corporation. [Section 6 added July 14, 1988.]

Amended and Restated November 12, 1986

Amended May 8, 1987

Amended July 14, 1988

Amended September 14, 1989

Amended and Restated March 13, 1991

Amended and Restated May 23, 1996

Amended and Restated January 28, 1997